UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

CARDINAL ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E, Union City, IN	47390
(Address of principal executive offices)	(Zip Code)

(765)-964-3137
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On February 26, 2019, Cardinal Ethanol, LLC (the "Company") entered into Retention Agreements with its CFO, William Dartt, and its Plant Manager, Jeremey Herlyn, with effective dates of February 19, 2019. On February 28, 2019, Cardinal Ethanol, LLC (the "Company") entered into a Retention Agreement with its CEO, Jeffrey Painter, with an effective date of February 27, 2019. Mr. Painter, Mr. Dartt and Mr. Herlyn are referred to herein as "executive officers".

Under the terms of the Retention Agreements, the executive officers are entitled to payment of a bonus (the "Retention Bonus") within thirty (30) days following the earlier of the date of a closing of the sale of substantially all of the assets of the Company (the "Closing") or the end of the Retention Period so long as the executive officer (i) has been continuously employed and is in good standing with the Company; and (ii) the executive officer is not otherwise in breach of the Retention Agreement. The Retention Period commences as of the effective date and continues until December 31, 2019. In addition, if the Company terminates the executive officer without Cause (as defined in the respective Retention Agreement) prior to December 31, 2019, the executive officer will be entitled to the amount he would have otherwise received pursuant to the Retention Agreement.

The amount of the Retention Bonus differs for each executive officer and is also dependent upon whether the Closing occurs during the Retention Period. The amounts for each executive officer are as follows:

	Closing Does Not Occur During Retention Period	Closing Does Occur During Retention Period

Jeffrey Painter	$50,000	The greater of $130,000 or an amount equal to current annual base salary prorated for the period from the date of Closing to December 31, 2019.

William Dartt	$20,000	$73,000

Jeremey Herlyn	$17,500	$76,000

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.        Description

99.1         Retention Agreement dated February 27, 2019 with Jeffrey Painter

99.2         Retention Agreement dated February 19, 2019 with William Dartt

99.3        Retention Agreement dated February 19, 2019 with Jeremey Herlyn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: March 1, 2019	/s/ Jeffrey Painter
Jeffrey Painter, President and Chief Executive Officer
(Principal Executive Officer)